Scout Investments

Scout International Fund
Scout Emerging Markets Fund
Scout Global Equity Fund
Scout Equity Opportunity Fund
Scout Mid Cap Fund
Scout Small Cap Fund
Scout Low Duration Bond Fund
Scout Core Bond Fund
Scout Core Plus Bond Fund
Scout Unconstrained Bond Fund
(collectively, the "Funds")

Supplement dated April 20, 2017 to the Prospectus dated October 31, 2016, as supplemented

The following supplements the information about the Funds' investment adviser, Scout Investments, Inc. ("Scout"), included in the Prospectus. Scout is a wholly-owned subsidiary of UMB Financial Corporation ("UMB").

On April 20, 2017, UMB announced that it signed a definitive agreement to sell Scout to Carillon Tower Advisers, Inc. (the "Transaction").  The Transaction is subject to certain regulatory approvals, as well as other conditions to closing.  In connection with this announcement, the Funds' Board of Trustees will meet to consider various matters related to the Transaction affecting the Funds.  The Funds' Prospectus will be further supplemented to announce the Board's determinations.

You should keep this Supplement for future reference. Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments